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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                         DATE OF REPORT: AUGUST 15, 2000
                        (Date of earliest event reported)




                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP
             (Exact name of registrant as specified in its charter)




MICHIGAN                 COMMISSION FILE NO. 333-2522-01              38-3144240
(State of Organization)                                  (IRS Employer I.D. No.)



                              31700 MIDDLEBELT ROAD
                                    SUITE 145
                        FARMINGTON HILLS, MICHIGAN 48334
                    (Address of principal executive offices)



                                 (248) 932-3100
              (Registrant's telephone number, including area code)


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ITEM 5.           OTHER EVENTS.

         On August 15, 2000, Sun Communities Operating Limited Partnership, a Michigan limited partnership (the "Issuer"), issued $100,000,000 aggregate principal amount of 8.20% Medium-Term Notes due August 15, 2008 (the "Notes").

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (c)      The following exhibit is filed as part of this Report:


                 4.1       Form of Fixed-Rate Note due August 15, 2008




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SUN COMMUNITIES OPERATING LIMITED PARTNERSHIP a Michigan limited partnership

                                  By:     Sun Communities, Inc., a Maryland
                                          corporation

                                  Its:    General Partner


Date:  August 16, 2000                    By:      /s/  Jeffrey P. Jorissen
                                             ---------------------------------
                                                   Jeffrey P. Jorissen, Senior
                                                   Vice President, Treasurer,
                                                   Chief Financial Officer,
                                                   and Secretary




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                                  EXHIBIT INDEX


Exhibit                                                             Filed
Number             Description                                     Herewith
------             -----------                                     --------
      4.1          Form of Fixed-Rate Note due August 15, 2008        X








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